Exhibit 10.36
THIRD AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS
Dated as of July 15, 2020
among
MANDALAY PROPCO, LLC and MGM GRAND PROPCO, LLC,
collectively, as Borrower
and
WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as trustee on behalf of the holders of BX Commercial Mortgage Trust 2020-VIVA, Commercial Mortgage Pass-
Through Certificates, Series 2020-VIVA, and on behalf of the holders of the Notes, as Lender

THIRD AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS
THIS THIRD AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of July 15, 2020 (this “Amendment”), is by and among WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as trustee on behalf of the holders of BX Commercial Mortgage Trust 2020-VIVA, Commercial Mortgage Pass-Through Certificates, Series 2020-VIVA, and on behalf of the holders of the Notes, having an address at 1100 North Market Street, Wilmington, Delaware 19890 (together with its successors and/or assigns, “Lender”), MANDALAY PROPCO, LLC, a Delaware limited liability company (“Mandalay Bay Borrower”) and MGM GRAND PROPCO, LLC, a Delaware limited liability company (“MGM Grand Borrower”), each having its principal place of business at 1980 Festival Plaza Drive, Suite 750, Las Vegas, NV 89135 (each an “Individual Borrower” and collectively and/or individually, as the context may require, “Borrower”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, Citi Real Estate Funding Inc., a New York corporation (together with its successors and/or assigns, “Citi”), Barclays Capital Real Estate Inc, a Delaware corporation (together with its successors and/or assigns, “Barclays”), Deutsche Bank AG, New York Branch, a branch of Deutsche Bank AG, a German Bank, authorized by the New York Department of Financial Services (together with its successors, assigns and/or alternate branches, “DB”), Sociéte Générale Financial Corporation (together with its successors and/or assigns, “SocGen” and, collectively with Citi, Barclays, DB and each of their respective successors and/or assigns, collectively, “Original Lender”) made a loan in the outstanding principal amount of Three Billion Dollars ($3,000,000,000) (the “Loan”) to Borrower pursuant to that certain Loan Agreement, dated as of February 14, 2020, by and among Borrower, Original Lender and Citi Real Estate Funding Inc., as agent for Original Lender (in such capacity, together with its successors and/or assigns, “Administrative Agent”) (the “Initial Loan Agreement”);
WHEREAS, on March 30, 2020, Borrower., Original Lender and Administrative Agent entered into that certain First Amendment to Loan Agreement and Other Loan Documents (the “First Amendment”);
WHEREAS, on May 1, 2020, Borrower, Original Lender and Administrative Agent entered into that certain Second Amendment to Loan Agreement and Other Loan Documents (the “Second Amendment”; together with the Initial Loan Agreement, the First Amendment and the Second Amendment collectively, the “Original Loan Agreement”);
WHEREAS, on May 14, 2020, Original Lender and/or certain affiliates thereof assigned certain interests in the Loan and the Loan Documents to Lender; and
WHEREAS, Borrower and Lender now desire to further amend the Original Loan Agreement (the Original Loan Agreement, as further amended by this Amendment, and as the same may be further amended replaced, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and certain other Loan Documents, each as more specifically set forth herein.
NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows.

A G R E E M E N T:
Section I.Modification to Original Loan Agreement.
(i)     Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note A” in its entirety to read as follows:
““Note A” shall mean, collectively, Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7, Note A-8, Note A-9, Note A-10, Note A-11 and Note A-12, as each of the foregoing may be further amended, restated, split, supplemented, modified, combined or replaced.”
(ii)     Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note A-5” in its entirety to read as follows:
““Note A-5” shall mean that certain Replacement, Second Amended and Restated Promissory Note A-5, dated as of July 15, 2020, in the principal amount of THREE HUNDRED SEVENTEEN THOUSAND NINE HUNDRED FORTY FOUR AND 40/100 DOLLARS ($317,944.40), made by Borrower in favor of Citi and any replacement or split notes made by Borrower in favor of Citi, as each of the same may be further amended restated, replaced, supplemented or otherwise modified from time to time.”
(iii)     Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note A-6” in its entirety to read as follows:
““Note A-6” shall mean that certain Replacement, Second Amended and Restated Promissory Note A-6, dated as of July 15, 2020, in the principal amount of ONE HUNDRED FIFTY EIGHT THOUSAND NINE HUNDRED SEVENTY TWO AND 20/100 DOLLARS ($158,972.20), made by Borrower in favor of Barclays and any replacement or split notes made by Borrower in favor of Barclays, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(iv)     Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note A-7” in its entirety to read as follows:
““Note A-7” shall mean that certain Replacement, Second Amended and Restated Promissory Note A-7, dated as of July 15, 2020, in the principal amount of ONE HUNDRED FIFTY EIGHT THOUSAND NINE HUNDRED SEVENTY TWO AND 20/100 DOLLARS ($158,972.20), made by Borrower in favor of DB and any replacement or split notes made by Borrower in favor of DB, as each of the same may be further amended restated, replaced, supplemented or otherwise modified from time to time.”
(v)     Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note A-8” in its entirety to read as follows:
““Note A-8” shall mean that certain Replacement, Second Amended and Restated Promissory Note A-8, dated as of July 15, 2020, in the principal amount of ONE HUNDRED

FIFTY EIGHT THOUSAND NINE HUNDRED SEVENTY TWO AND 20/100 DOLLARS ($158,972.20), made by Borrower in favor of SocGen and any replacement or split notes made by Borrower in favor of SocGen, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(vi) Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note A-9”:
““Note A-9” shall man that certain Replacement, Amended and Restated Promissory Note A-9, dated as of July 15, 2020, in the principal amount of SIX HUNDRED FIFTY THREE MILLION NINETY FOUR THOUSAND AND 00/100 DOLLARS ($653,094,000.00), made by Borrower in favor of Citi and any replacement or split notes made by Borrower in favor of Citi, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(vii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note A-10”:
““Note A-10” shall mean that certain Replacement, Amended and Restated Promissory Note A-10, dated as of July 15, 2020, in the principal amount of THREE HUNDRED TWENTY SIX MILLION FIVE HUNDRED FORTY SEVEN THOUSAND AND 00/100 DOLLARS ($326,547,000.00), made by Borrower in favor of Barclays and any replacement or split notes made by Borrower in favor of Barclays, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(viii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note A-11”:
““Note A-11” shall mean that certain Replacement, Amended and Restated Promissory Note A-11, dated as of July 15, 2020, in the principal amount of THREE HUNDRED TWENTY SIX MILLION FIVE HUNDRED FORTY SEVEN THOUSAND AND 00/100 DOLLARS ($326,547,000.00), made by Borrower in favor of DB and any replacement or split notes made by Borrower in favor of DB, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(ix)     Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note A-12”:
““Note A-12” shall mean that certain Replacement Amended and Restated Promissory Note A-12, dated as of July 15, 2020, in the principal amount of THREE HUNDRED TWENTY SIX MILLION FIVE HUNDRED FORTY SEVEN THOUSAND AND 00/100 DOLLARS ($326,547,000.00), made by Borrower in favor of SocGen and any replacement or split notes made by Borrower in favor of SocGen, as each of the same may be further and, restated, replaced, supplemented or otherwise modified from time to time.”

(x)     Section 1.1 of the Original Loan Agreement is hereby amended to delete the definitions of “Note B-1”, “Note B-2”, “Note B-3”, “Note B-4”, “Note B-5”, “Note B-6”, “Note B-7”, “Note B-8”, “Note B Defeased Note” and “Note B Undefeased Note” in their entirety.
(xi)     Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note B” in its entirety to real as follows:
““Note B” shall mean, collectively, Note B (Senior) and Note B (Junior).”
(xii)Section 1.1 of the Original Loan Agreement is hereby amended to aid in the appropriate alphabetical order the following definition of “Note B (Junior)”:
““Note B (Junior)” shall mean, collectively, Note B-1-B, Note B-2-B, Note B-3-B, Note B-4-B, Note B-5-B, Note B-6-B, Note B-7-B and Note B-8-B, as each of the foregoing may be further amended, restated, split supplemented modified, combined or replaced.”
(xiii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B (Junior) Defeased Note”:
““Note B (Junior) Defeased Note” shall have the meaning set forth in Section 2.8.1(a)(xii) hereof.”
(xiv)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B (Junior) Undefeased Note”:
““Note B (Junior) Undefeased Note” shall have the meaning set forth in Section 2.8.1(a)(xii) hen3of.”
(xv)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B (Senior)”:
““Note B (Senior)” shall mean, collectively, Note B-1-A, Note B-2-A, Note B-3-A, Note B-4-A, Note B-5-A, Note B-6-A, Note B-7-A, Note B-8-A, Note B-9-A, Note B-10-A, Note B-11-A and Note B-12-A, as each of the foregoing may be further amended, restated, split supplemented, modified, combined or replaced.”
(xvi)Section 1.1 of the Original Loan Agreement is heathy amended to add in the appropriate alphabetical order the following definition of “Note B (Senior) Defeased Note”:
““Note B (Senior) Defeased Note” shall have the meaning set forth in Section 2.8.1(a)(xii) hereof.”
(xvii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B (Senior) Undefeased Note”:

““Note B (Senior) Undefeased Note” shall have the meaning set forth in Section 2.8.1(a)(xii) hereof.”
(xviii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-1-A”:
““Note B-1-A” shall meal that certain Replacement, Amended and Restated Promissory Note B-1-A, dated as of July 15, 2020, in the principal amount of SEVENTY THOUSAND FIVE HUNDRED FORTY EIGHT AND 60/100 DOLLARS ($70,548.60), made by Borrower in favor of Wilmington Trust and any replacement or split notes made by Borrower in favor of Wilmington Trust, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xix)Section 1.1 of the Original Loan Agreement is hereby amended to all in the appropriate alphabetical order the following definition of “Note B- 2-A”:
““Note B-2-A” shall mean that certain Replacement, Amended and Restated Promissory Note B-2-A, dated as of July 15, 2020, in the principal amount of THIRTY FIVE THOUSAND TWO HUNDRED SEVENTY FOUR AND 30/100 DOLLARS ($35,274.30), made by Borrower in favor of Wilmington Trust and any replacement or split notes made by Borrower in favor of Wilmington Trust, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xx)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-3-A”:
““Note B-3-A” shall mean that certain Replacement, Amended and Restated Promissory Note B-3-A, dated as of July 15, 2020, in the principal amount of THIRTY FIVE THOUSAND TWO HUNDRED SEVENTY FOUR AND 30/100 DOLLARS ($35,274.30), made by Borrower in favor of Wilmington Trust and any replacement or split notes made by Borrower in favor of Wilmington Trust, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxi)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-4-A”:
““Note B-4-A” shall mean that certain Replacement, Amended and Restated Promissory Note B-4-A, dated as of July 15, 2020, in the principal amount of THIRTY FIVE THOUSAND TWO HUNDRED SEVENTY FOUR AND 30/100 DOLLARS ($35,274.30), made by Borrower in favor of Wilmington Trust and any replacement or split notes made by Borrower in favor of Wilmington Trust, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-5-A”:

““Note B-5-A” shall mean that certain Replacement, Amended and Restated Promissory Note B-5-A, dated as of July 15, 2020, in the principal amount of EIGHTY THREE THOUSAND FOUR HUNDRED FIFTY ONE AND 40/100 DOLLARS ($83,451.40), made by Borrower in favor of Citi and any replacement or split notes made by Borrower in favor of Citi, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxiii)Section 1.1 of the Original Loan Agreement is heathy amended to add in the appropriate alphabetical order the following definition of “Note B-6-A”:
““Note B-6-A” shall mean that certain Replacement, Amended and Restated Promissory Note B-6-A, dated as of July 15, 2020, in the principal amount of FORTY ONE THOUSAND SEVEN HUNDRED TWENTY FIVE AND 70/100 DOLLARS ($41,725.70), made by Borrower in favor of Barclays and any replacement or split notes made by Borrower in favor of Barclays, as each of the same may be further amended, restated, replaced supplemented or otherwise modified from time to time.”
(xxiv)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B- 7-A”:
““Note B-7-A” shall mean that certain Replacement, Amended and Restated Promissory Note B-7-A, dated as of July 15, 2020, in the principal amount of FORTY ONE THOUSAND SEVEN HUNDRED TWENTY FIVE AND 70/100 DOLLARS ($41,725.70), made by Borrower in favor of DB and any replacement or split notes made by Borrower in favor of DB, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time”
(xxv)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “No B-8-A”:
““Note B-8-A” shall mean that certain Replacement, Amended and Restated Promissory Note B-8-A, dated as of July 15, 2020, in the principal amount of FORTY ONE THOUSAND SEVEN HUNDRED TWENTY FIVE AND 70/100 DOLLARS ($41,725.70), made by Borrower in favor of SocGen and any replacement or split notes made by Borrower in favor of SocGen, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxvi)Section 1.1 of the Original Loan Agreement is heathy amended to acid in the appropriate alphabetical order the following definition of “Note B-9-A”:
““Note B-9-A” shall mean that certain Replacement, Amended and Restated Promissory Note B-9-A, dated as of July 15, 2020, in the principal amount of ONE HUNDRED SEVENTY ONE MILLION EIGHT HUNDRED EIGHTY SIX THOUSAND AND 00/100 DOLLARS ($171,886,000.00), made by Borrower in favor of Citi and any replacement or split notes made by Borrower in favor of Citi, as each of be same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”

(xxvii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-10-A”:
““Note B-10-A” shall mean that certain Replacement, Amended and Restated Promissory Note B-10-A, dated as of July 15, 2020, in the principal amount of EIGHTY FIVE MILLION NINE HUNDRED FORTY THREE THOUSAND AND 00/100 DOLLARS $85,943,000.00), made by Borrower in favor of Barclays and any replacement or split notes made by Borrower in favor of Barclays, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxviii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-11-A”:
““Note B-11-A” shall mean that certain Replacement, Amended and Restated Promissory Note B-11-A, dated as of July 15, 2020, in the principal amount of EIGHTY FIVE MILLION NINE HUNDRED FORTY THREE THOUSAND AND 00/100 DOLLARS ($85,943,000.00), made by Borrower in favor of DB and any replacement or split notes made by Borrower in favor of DB, as each of the sane may be further amended, restated, replaced, supplemented or otherwise modified from tine to tine.”
(xxix)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-12-A”:
““Note B-12-A” shall mean that certain Replacement, Amended and Restated Promissory Note B-12-A, dated as of July 15, 2020, in the principal amount of EIGHTY FIVE MILLION NINE HUNDRED FORTY THREE THOUSAND AND 00/100 DOLLARS (S85,943,000.00), made by Borrower in favor of SocGen and any replacement or split notes made by Borrower in favor of SocGen, as each of the sane may be further amended, restated, replaced, supplemented or otherwise modified from time to time.,,
(xxx)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-1-B”:
““Note B-1-B” shall mean that certain Replacement, Amended and Restated Promissory Note B-1-B, dated as of July 15, 2020, in the principal amount of SIXTY ONE THOUSAND THREE HUNDRED NINETY FIVE AND 80/100 DOLLARS ($61,395.80), made by Borrower in favor of Wilmington Trust and any replace art or split notes made by Borrower in favor of Wilmington Trust as each of the same may be further amended restated, replaced, supplemented or otherwise modified from time to time.”
(xxxi)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-2-B”:
““Note B-2-B” shall mean that certain Replacement, Amended and Restated Promissory Note B-2-B, dated as of July 15, 2020, in the principal amount of THIRTY THOUSAND SIX HUNDRED NINETY SEVEN AND 90/100 DOLLARS ($30,697.90), made by Borrower in favor of Wilmington Trust and any replacement or split notes made by Borrower in favor of Wilmington Trust, as each of the sane may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxxii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-3-B”:
““Note B-3-B” shall mean that certain Replacement, Amended and Restated Promissory Note B-3-B, dated as of July 15, 2020, in the principal amount of THIRTY THOUSAND SIX HUNDRED NINETY SEVEN AND 90/100 DOLLARS ($30,697.90), made by Borrower in favor of Wilmington Trust and any replacement or split notes made by Borrower in favor of Wilmington Trust as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxxiii)Section 1.1 of the Original Loan Agreement is hereby amended to aid in the appropriate alphabetical order the following definition of “Note B-4-B”:
““Note B-4-B” shall mean that certain Replacement, Amended and Restated Promissory Note B-4-B, dated as of July 15, 2020, in the principal amount of THIRTY THOUSAND SIX HUNDRED NINETY SEVEN AND 90/100 DOLLARS ($30,697.90), made by Borrower in favor of Wilmington Trust and any replacement or split notes made by Borrower in favor of Wilmington Trust as each of the same may be further amended, restated replaced, supplemented or otherwise modified from time to time.”
(xxxiv)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-5-B”:
““Note B-5-B” shall mean that certain Replacement, Amended and Restated Promissory Note B-5-B, dated as of July 15, 2020, in the principal amount of ONE HUNDRED FORTY NINE MILLION SIX HUNDRED FIFTY EIGHT THOUSAND SIX HUNDRED FOUR AND 20/100 DOLLARS ($149,658,604.20), made by Borrower in favor of Citi and any replacement or split notes made by Borrower in favor of Citi, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxxv)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Note B-6-B”:
““Note B-6-B” shall mean that certain Replacement, Amended and Restated Promissory Note B-6-B, dated as of July 15, 2020, in the principal amount of SEVENTY FOUR MILLION EIGHT HUNDRED TWENTY NINE THOUSAND THREE HUNDRED TWO AND 10/100 DOLLARS ($74,829,302.10), made by Borrower in favor of Barclays and any replacement or split notes made by Borrower in favor of Barclays, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxxvi)Section 1.1 of the Original Loan Agreement is hereby amended to acid in the appropriate alphabetical order the following definition of “Note B-7-B”:

““Note B-7-B” shall mean that certain Replacement, Amended and Restated Promissory Note B-7-B, dated as of July 15, 2020, in the principal amount of SEVENTY FOUR MILLION EIGHT’ HUNDRED TWENTY NINE THOUSAND THREE HUNDRED TWO AND 10/100 DOLLARS ($74,829,302.10), made by Borrower in favor of DB and any replacement or split notes made by Borrower in favor of DB, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxxvii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical one the following definition of “Note B-8-B”:
““Note B-8-B” shall mean that certain Replacement, Amended and Restated Promissory Note B-8-B, dated as of July 15, 2020, in the principal amount of SEVENTY FOUR MILLION EIGHT HUNDRED TWENTY NINE THOUSAND THREE HUNDRED TWO AND 10/100 DOLLARS ($74,829,302.10), node by Borrower in favor of SocGen and any replacement or split notes made by Borrower in favor of SocGen, as each of the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”
(xxxviii)Section 1.1 of the Original Loan Agreement is hereby amended to add in the appropriate alphabetical order the following definition of “Wilmington Trust”:
““Wilmington Trust” means Wilmington Trust, National Association, in its capacity as trustee on behalf of the holders of BX Commercial Mortgage Trust 2020-VIVA, Commercial Mortgage Pass-Through Certificates, Series 2020-VIVA, and on behalf of the holders of the Notes, having an address at 1100 North Market Street, Wilmington, Delaware 19890.”
(xxxix)Section 2.4.4 of the Original Loan Agreement is hereby amended and restated in its entirety to read as follows:
“2.4.4 Application of Interest and Principal to the Notes. Provided no Event of Default has occurred and is continuing, (A) payments of interest on the Loan shall be applied by Lender on a pro-rata basis among Note A, Note B (Senior), Note B (Junior) and Note C and such payments of interest shall be applied (i) with respect to Note A, on a pro rata and pari passu basis among each of Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7, Note A-8, Note A-9, Note A-10, Note A-11 and Note A-12, (ii) with respect to Note B (Senior), on a pro rata and pari passu basis among each of Note B-1-A, Note B-2-A, Note B-3-A, Note B-4-A, Note B-5-A, Note B-6-A, Note B-7-A, Note B-8-A, B-9-A, B-10-A, B-11-A and B-12-A, (iii) with respect to Note B (Junior), on a pro rata and pari passu basis among each of Note B-1-B, Note B-2-B, Note B-3-B, Note B-4-B, Note B-5-B, Note B-6-B, Note B-7-B and Note B-8-B and (iv) with respect to Note C, on a pro rata and pari passu basis among each of Note C-1, Note C-2, Note C-3 and Note C-4 and (B) payments of principal shall be applied (i) first, to the reduction of the outstanding principal balance of each Note (other than any Accrued and Deferred Principal) comprising Note A, on a pro rata and pari passu basis, until the principal amount of each Note comprising Note A (other than any Accrued and Deferred Principal associated with such Notes comprising Note A) is reduced to zero, (ii) second, to the reduction of the outstanding principal balance of each Note (other than any Accrued and Deferred Principal) comprising Note B

(Senior), on a pro rata and pari passu basis, until the principal amount of each Note comprising Note B (Senior) (other than any Accrued and Deferred Principal associated with such Notes comprising Note B (Senior)) is reduced to zero, (iii) third, to the reduction of the outstanding principal balance of each Note (other than any Accrued and Deferred Principal) comprising Note B (Junior), on a pro rata and pari passu basis, until the principal amount of each Note comprising Note B (Junior) (other than any Accrued and Deferred Principal associated with such Notes comprising Note B (Junior)) is reduced to zero, (iv) fourth, to the reduction of the outstanding principal balance of each Note (other than any Accrued and Deferred Principal) comprising Note C, on a pro rata and pari passu basis, until the principal amount of each Note comprising Note C (other than any Accrued and Deferred Principal associated with such Notes comprising Note C) is reduced to zero, (v) fifth, to the reduction of the Accrued and Deferred Principal of each Note comprising Note A, on a pro rata and pari passu basis, until the Accrued and Deferred Principal amount of each Note comprising Note A is reduced to zero, (vi) sixth, to the reduction of the Accrued and Deferred Principal of each Note comprising Note B (Senior), on a pro rata and pari passu basis, until the Accrued and Deferred Principal amount of each Note comprising Note B (Senior) is reduced to zero, (vii) seventh, to the reduction of the Accrued and Deferred Principal of each Note comprising Note B (Junior), on a pro rata and pari passu basis, until the Accrued and Deferred Principal amount of each Note comprising Note B (Junior) is reduced to zero and (viii) eighth, to the reduction of the Accrued and Deferred Principal of each Note comprising Note C, on a pro rata and pari passu basis, until the Accrued and Deferred Principal amount of each Note comprising Note C is reduced to zero. Notwithstanding anything herein to the contrary, during the continuance of any Event of Default any payment of intent and/or principal from whatever source may be applied by Lender among the Notes in Lender’s sole discretion.”
(xl)     Section 2.8.1(a)(xii) of the Original Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(xii) In connection with a Partial Defeasance Event, the Notes shall be defeased sequentially relative to each Note in accordance with Section 2.4.4 hereof (as if such Partial Defeasance Event is a prepayment hereunder). Subject to the preceding sentence, Lender shall prepare and Borrower shall execute all necessary documents to modify this Agreement and to amend and restate (A) each Note A and issue two substitute notes for each Note A, one note having a principal balance equal to the pro rata portion of the Release Amount (or; in the evert of a Third Party Waived DSCR Release, the Third Party Waived DSCR Release Price) (or, in each instance, applicable portion thereof) for the applicable Release Property relative to the principal amount of such Note A (each, a “Note A Defeased Note”), and the other note having a principal balance equal to the excess of (1) the principal amount of such Note A existing immediately prior to the applicable Partial Defeasance Event, over (2) the amount of the related Note A Defeased Note (each, a “Note A Undefeased Note”), (B) each Note B (Senior) and issue two substitute notes for each Note B (Senior), one note having a principal balance equal to the pro rata portion of the Release Amount (or, in the event of a Third Party Waived DSCR Release, the Third Party Waived DSCR Release Price) (or, in each instance, applicable portion thereof) for the applicable Release Property relative to the principal amount of such Note B (Senior) (each, a “Note B (Senior) Defeased Note”) and the other note having a principal balance equal to the excess of (1) the principal amount of such Note B (Senior) existing immediately prior to the applicable Partial Defeasance Event, over (2) the amount of the related Note B (Senior) Defeased Note (each, a “Note B (Senior) Undefeased Note”), (C) each Note B (Junior) and issue two substitute notes for each Note B (Junior), one note having a principal balance equal to the pm rata portion of the Release Amount (or, in the event of a Third Party Waived DSCR Release, the Third Party Waived DSCR Release Price) (or, in each instance, applicable portion them :of) for the applicable Release Property relative to the principal amount of such Note B (Junior) (each, a “Note B (Junior) Defeased Note”) and the other note having a principal balance equal to the excess of (1) the principal amount of such Note B (Junior) existing immediately prior to the applicable Partial Defeasance Event., over (2) the amount of the related Note B (Junior) Defeased Note (each, a “Note B (Junior) Undefeased Note”) and (D) each Note C and issue two substitute notes for each Note C, one note having a principal balance equal to the pro rata portion of the Release Amount (or, in the event of a Third Party Waived DSCR Release, the Third Party Waived DSCR Release Price) (or, in each instance, applicable portion thereof) for the applicable Release Property relative to the principal amount of such Note C (each, a “Note C Defeased Note” and together with the Note A Defeased Note, the Note B (Senior) Defeased Note and the Note B (Junior) Defeased Note, individually and/or collectively, as the context may require, the “Defeased Note”), and the other note having a principal balance equal to the excess of (1) the principal amount of such Note C existing immediately prior to the applicable Partial Defeasance Event, over (2) the amount of the related Note C Defeased Note (each, a “Note C Undefeased Note”, and together with the Note A Undefeased Note, the Note B (Senior) Undefeased Note and the Note B (Junior) Undefeased Note, individually and/or collectively, as the context may require, the “Undefeased Note”). Each Defeased Note and the related Undefeased Note shall have identical terms as the applicable original Note except for the principal balance. Notwithstanding anything to the contrary contained herein or in the other Loan Documents, the Defeased Note and the Undefeased Note shall not be cross- defaulted or cross-collateralized unless the Rating Agencies or Lender shall require otherwise. A Defeased Note may not be the subject of any further defeasance; and”
Section II.Amendment to Other Loan Documents. Each of the Loan Documents (other than the Loan Agreement) is hereby amended such that (i) each reference in any of the Loan Documents (other than the Loan Agreement) to the defined terms Note A, Note A-5, Note A-6, Note A-7, Note A-8 and Note B, which defined terms have been modified pursuant to this Amendment, shall be deemed to be a reference to each such defined term as so modified and (ii) each reference to the Loan Agreement shall mean the Original Loan Agreement, as modified pursuant to the tams of this Amendment
Section III.Reaffirmation of Guaranty. In connection with this Amendment, Guarantor hereby:
(a)Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Guarantor under the Guaranty.
(b)Warrants and represents that these are no defenses, offsets or counterclaims with respect to its obligations under the Guaranty.

(c)Acknowledges that the Guaranty and the obligations of Guarantor contained in the Guaranty are continuing and in full force and effect
(d)Hereby reaffirms the Guaranty and its obligations thereunder, and acknowledges that this reaffirmation of the Guaranty is for the benefit of Lender.
Section IV.Reaffirmation of Environmental Indemnity. In connection with this Amendment, Borrower hereby:
(a)Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Borrower under the Environmental Indemnity.
(b)Warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Environmental Indemnity.
(c)Acknowledges that the Environmental Indemnity and the obligations of Borrower contained in the Environmental Indemnity are continuing and in full force and effect.
(d)Hereby reaffirms the Environmental Indemnity and its obligations thereunder, and acknowledges that this reaffirmation of the Environmental Indemnity is for the benefit of Lender.
Section V.No Offset. Borrower hereby waives all offsets, defenses and claims it may have against Lender that accrued on or before the date hereof.
Section VI.No Waiver. The execution, delivery and effectiveness of this Amendment shall not except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any of Lender, Borrower, any other Loan Party or Guarantor under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents by any of the parties hereto.
Section VII.No Presumption Against Party Drafting Amendment. Should any provision of this Amendment require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the tams hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed mere strictly against the party who itself or through its cult prepared or drafted the same, it being agreed that all parties to this Amendment participated in the preparation hereof.
Section VIII.Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their relive successors and permitted assigns.
Section IX.Ratification. Borrower and Lender hereby ratify and confirm the Loan Agreement as modified hereby. Except as modified and amended by this Amendment the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Lender and Borrower thereunder shall be and remain unmodified and in full force and effect.

Section X.No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.
Section XI.Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York If any provision hereof is not enforceable, the remaining provisions of this Amendment shall be enforced in accordance with their terms.
Section XII.Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or in a .PDF via email shall be effective as delivery of a manually executed counterpart of this Amendment
Section XIII.References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified herein.
Section XIV.Entire Agreement. This Amendment constitutes the entire agreement between Borrower and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
Section XV.Incorporation of Recitals; Defined Terms. The recitals hereto are hereby incorporated into this Amendment as if fully set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.
BORROWER:
MANDALAY PROPCO, LLC
MGM GRAND PROPCO, LLC,
each a Delaware limited liability company
By:     /s/ Qahir Madhany
    Name:    Qahir Madhany
Title:     Managing Director and Vice President
[Signature Page to Third Amendment to Loan Agreement and Other Loan Documents]

LENDER:
WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as trustee on behalf of the holders of BX Commercial Mortgage Trust 2020-VIVA, Commercial Mortgage Pass-Through Certificates, Series 2020-VIVA, and on behalf of the holders of the Notes
By: KEYBANK NATIONAL ASSOCIATION, as Servicer
By:     /s/ Michael A. Tilden
    Name:    Michael A. Tilden
Title:     Vice President
[Signature Page to Third Amendment to Loan Agreement and Other Loan Documents]

The undersigned hereby acknowledges and consents to Section III of this Third Amendment to Loan Agreement and Other Loan Documents.
GUARANTOR:
BREIT OPERATING PARTNERSHIP L.P., a Delaware limited partnership
By:     Blackstone Real Estate Income Trust, Inc.,
a Maryland corporation, its general partner
By:     /s/ Quhir Madjany
    Name:    Quhir Madjany
Title:     Authorized Signatory
[Signature Page to Third Amendment to Loan Agreement and Other Loan Documents]

MGM GROWTH PROPERTIES OPERATING
PARTNERSHIP LP,
a Delaware limited partnership
By:     MGM Growth Properties OP GP LLC,
a Delaware limited liability company, its general partner
By:     /s/ Andy H. Chien
    Name:    Andy H. Chien    Title:     Chief Financial Officer
[Signature Page to Third Amendment to Loan Agreement and Other Loan Documents]